Exhibit 99.2

 February 15, 2017  Fourth Quarter 2016 Financial Summary

 This presentation, other written or oral communications, and our public documents to which we refer contain or incorporate by reference certain forward-looking statements which are based on various assumptions (some of which are beyond our control) and may be identified by reference to a future period or periods or by the use of forward-looking terminology, such as “may,” “will,” “believe,” “expect,” “anticipate,” “continue,” or similar terms or variations on those terms or the negative of those terms. Actual results could differ materially from those set forth in forward-looking statements due to a variety of factors, including, but not limited to, changes in interest rates; changes in the yield curve; changes in prepayment rates; the availability of mortgage-backed securities and other securities for purchase; the availability of financing and, if available, the terms of any financings; changes in the market value of our assets; changes in business conditions and the general economy; our ability to grow our commercial business; our ability to grow our residential mortgage credit business; credit risks related to our investments in credit risk transfer securities, residential mortgage-backed securities and related residential mortgage credit assets, commercial real estate assets and corporate debt; risks related to investments in mortgage servicing rights and ownership of a servicer; our ability to consummate any contemplated investment opportunities; changes in government regulations affecting our business; our ability to maintain our qualification as a REIT; and our ability to maintain our exemption from registration under the Investment Company Act of 1940, as amended. For a discussion of the risks and uncertainties which could cause actual results to differ from those contained in the forward-looking statements, see “Risk Factors” in our most recent Annual Report on Form 10-K and any subsequent Quarterly Reports on Form 10-Q. We do not undertake, and specifically disclaim any obligation, to publicly release the result of any revisions which may be made to any forward-looking statements to reflect the occurrence of anticipated or unanticipated events or circumstances after the date of such statements, except as required by law.Non-GAAP Financial MeasuresThis presentation includes certain non-GAAP financial measures. Based upon recent regulatory guidance and interpretations on the use of non-GAAP financial measures, beginning with the fourth quarter 2016, the Company will report core earnings metrics (revised) that include the PAA. In addition, this is the final quarter that the Company will report core earnings metrics (unrevised) that exclude the PAA. In future periods, the Company will not make an adjustment to GAAP net income (loss) to exclude the PAA. However, given its usefulness in evaluating the Company’s financial performance, the Company will continue to separately disclose the PAA. Additionally, comparative prior period results reported in future periods will conform to the revised presentation.The Company believes its non-GAAP financial measures are useful for management, investors, analysts, and other interested parties in evaluating the Company’s performance but should not be viewed in isolation and are not a substitute for financial measures computed in accordance with GAAP. Please see the section entitled “Non-GAAP Reconciliations” in the attached Appendix for a reconciliation to the most directly comparable GAAP financial measures. A reconciliation of GAAP net income (loss) to non-GAAP core earnings is provided on page 7 of this financial summary.    Safe Harbor Notice

4Q 2016 Financial Snapshot

Unaudited, dollars in thousands except per share amounts

	For the quarters ended December 31, 2016	September 30, 2016
Income Statement		
GAAP net income per average common share	$1.79	$0.70
Core earnings per average common share (unrevised - excluding PAA) [1]	$0.30	$0.29
Less: PAA per average common share	(0.23)	-
Core earnings per average common share (revised - including PAA) [1]	$0.53	$0.29
Annualized return on average equity	57.23%	23.55%
Annualized core return on average equity (unrevised - excluding PAA)	10.13%	10.09%
Annualized core return on average equity (revised - including PAA)	17.53%	10.09%
Balance Sheet		
Book value, per common share	$11.16	$11.83
Leverage at period-end [2]	5.8x	5.3x
Economic leverage at period-end [3]	6.4x	6.1x
Capital ratio [4]	13.1%	13.3%
Portfolio		
Agency mortgage-backed securities and debentures	$75,589,873	$73,476,105
Mortgage servicing rights	652,216	492,169
Residential credit portfolio [5]	2,468,318	2,439,704
Commercial real estate investments [6]	5,881,236	6,033,576
Corporate debt	773,274	716,831
Total residential and commercial investments	$85,364,917	$83,158,385
Net interest margin [7]	2.49%	1.40%
Average yield on interest earning assets [8]	3.81%	2.70%
Net interest spread	2.28%	1.13%
Core net interest margin (excluding PAA) [9]	1.53%	1.42%
Core average yield on interest earning assets (excluding PAA) [10]	2.68%	2.72%
Core net interest spread (excluding PAA)	1.15%	1.15%
Other Information		
Annualized operating expenses as a % of average assets [11]	0.25%	0.25%
Annualized operating expenses as a % of average equity [11]	1.72%	1.64%
Core expense ratio (including PAA) [11][12]	8.9%	14.2%
Core expense ratio (excluding PAA) [11][13]	14.5%	14.0%

Note: The endnotes for this page appear in the section entitled "Endnotes for Page 2" in the Appendix. Core earnings, core earnings per average common share, annualized core return on average equity, core net interest margin (excluding PAA), core average yield on interest earning assets (excluding PAA) and core net interest spread (excluding PAA) represent non-GAAP measures. This presentation also includes additional non-GAAP measures, including core interest income (excluding PAA), economic interest expense, economic net interest income and economic core net interest income (excluding PAA). See the section entitled "Non-GAAP Reconciliations" in the Appendix for a reconciliation of non-GAAP financial measures to the most directly comparable GAAP financial measures. A reconciliation of GAAP net income (loss) to non-GAAP core earnings is provided on page 7 of this financial summary.

2

Last Five Quarters Summary Data

Unaudited, dollars in thousands

	For the quarters ended				
	December 31, 2016	September 30, 2016	June 30, 2016	March 31, 2016	December 31, 2015
Portfolio-Related Data:					
Agency mortgage-backed securities and debentures	$75,589,873	$73,476,105	$64,862,992	$65,596,859	$65,870,262
Mortgage servicing rights	$652,216	$492,169	-	-	-
Residential credit portfolio	$2,468,318	$2,439,704	$1,717,870	$1,658,674	$1,363,232
Commercial real estate investments (1)	$5,881,236	$6,033,576	$6,168,723	$6,385,579	$5,075,191
Corporate debt	$773,274	$716,831	$669,612	$639,481	$488,508
Total residential and commercial investments	$85,364,917	$83,158,385	$73,419,197	$74,280,593	$72,797,193
Total assets	$87,905,046	$86,909,306	$77,716,470	$77,443,965	$75,190,893
Average TBA position	$14,613,149	$17,280,237	$14,592,236	$15,110,947	$14,366,749
Residential Investment Securities:					
% Fixed-rate	83%	81%	92%	93%	93%
% Adjustable-rate	17%	19%	8%	7%	7%
Weighted average experienced CPR, for the period (2)	15.6%	15.9%	12.7%	8.8%	9.7%
Weighted average projected long-term CPR, as of period end (2)	10.1%	14.4%	13.0%	11.8%	8.8%
Net premium and discount balance in Residential Investment Securities	$5,318,376	$4,920,750	$4,626,548	$4,741,900	$4,951,252
Net premium and discount balance as % of stockholders' equity	42.32%	37.13%	40.05%	40.71%	41.62%

(1) Includes consolidated variable interest entities ("VIEs") and loans held for sale.
(2) The change in constant prepayment rate ("CPR") between the September 2016 and June 2016 quarters largely reflects the change in portfolio mix due to the Company's acquisition of Hatteras Financial Corp. (the "Hatteras Acquisition").

3

Last Five Quarters Summary Data (cont'd)

Unaudited, dollars in thousands except per share amounts

	For the quarters ended				
	December 31, 2016	September 30, 2016	June 30, 2016	March 31, 2016	December 31, 2015
Liabilities, Capital and Hedging Data:					
Repurchase agreements	$65,215,810	$61,784,121	$53,868,385	$54,448,141	$56,230,860
Other secured financing	$3,884,708	$3,804,742	$3,588,326	$3,588,326	$1,845,048
Securitized debt of consolidated VIEs	$3,655,802	$3,712,821	$3,748,289	$3,802,682	$2,540,711
Participation sold	$12,869	$12,976	$13,079	$13,182	$13,286
Mortgages payable	$311,636	$327,632	$327,643	$334,765	$334,707
Total debt	$73,080,825	$69,642,292	$61,545,722	$62,187,096	$60,964,612
Total liabilities	$75,329,074	$73,647,503	$66,154,597	$65,785,958	$63,284,971
Cumulative redeemable preferred stock	$1,200,559	$1,200,559	$913,059	$913,059	$913,059
Common equity[(1)]	$11,367,621	$12,053,103	$10,640,156	$10,735,393	$10,982,915
Total Annaly stockholders' equity	$12,568,180	$13,253,662	$11,553,215	$11,648,452	$11,895,974
Non-controlling interests	$7,792	$8,141	$8,658	$9,555	$9,948
Total equity	$12,575,972	$13,261,803	$11,561,873	$11,658,007	$11,905,922
Weighted average days to maturity of repurchase agreements	96	128	129	136	151
Weighted average rate on repurchase agreements, at period-end	1.07%	1.07%	1.02%	0.99%	0.90%
Weighted average rate on repurchase agreements, average during period	1.01%	0.97%	1.00%	0.95%	0.78%
Leverage, at period-end	5.8x	5.3x	5.3x	5.3x	5.1x
Economic leverage, at period-end	6.4x	6.1x	6.1x	6.2x	6.0x
Capital ratio	13.1%	13.3%	13.2%	13.2%	13.7%
Book value, per common share	$11.16	$11.83	$11.50	$11.61	$11.73
Total common shares outstanding	1,018,913	1,018,858	924,930	924,853	935,930
Interest rate swaps:					
Hedge ratio[(2)]	56%	52%	49%	51%	55%
Weighted average pay rate on interest rate swaps[(3)]	2.22%	2.25%	2.28%	2.26%	2.26%
Weighted average receive rate on interest rate swaps[(3)]	1.02%	0.88%	0.74%	0.69%	0.53%
Weighted average net rate on interest rate swaps	1.20%	1.37%	1.54%	1.57%	1.73%

(1) Consists of common stock, additional paid in capital, accumulated other comprehensive income (loss) and accumulated deficit.
(2) Measures total notional balances of interest rate swaps, interest rate swaptions and futures relative to repurchase agreements and to be announced ("TBA") notional outstanding.
(3) Excludes forward starting swaps; weighted average fixed rate on forward starting pay fixed swaps was 1.44% as of December 31, 2015; weighted average fixed rate on forward starting receive fixed swaps was 1.38% as of June 30, 2016. There were no forward starting swaps as of December 31, 2016, September 30, 2016 or March 31, 2016.

4

Last Five Quarters Summary Data (cont'd)

Unaudited, dollars in thousands except per share amounts

	For the quarters ended				
	December 31, 2016	September 30, 2016	June 30, 2016	March 31, 2016	December 31, 2015
Performance-Related Data:					
Total interest income	$807,022	$558,668	$457,118	$388,143	$576,580
Total interest expense	$183,396	$174,154	$152,755	$147,447	$118,807
Net interest income	$623,626	$384,514	$304,363	$240,696	$457,773
Total economic interest expense (1)	$276,237	$277,254	$261,056	$270,571	$254,074
Economic net interest income (1)	$530,785	$281,414	$196,062	$117,572	$322,506
Total core interest income (excluding PAA)	$568,081	$562,559	$542,701	$556,551	$558,508
Economic core net interest income (excluding PAA) (1)	$291,844	$285,305	$281,645	$285,980	$304,434
GAAP net income (loss)	$1,848,483	$730,880	($278,497)	($868,080)	$669,666
GAAP net income (loss) available (related) to common shareholders	$1,825,097	$708,413	($296,104)	($885,910)	$652,047
GAAP net income (loss) per average common share	$1.79	$0.70	($0.32)	($0.96)	$0.69
Core earnings (unrevised - excluding PAA)	$326,999	$312,893	$282,176	$291,757	$311,133
Core earnings available to common shareholders (unrevised - excluding PAA)	$303,526	$290,090	$264,184	$273,765	$293,141
Core earnings per average common share (unrevised - excluding PAA)	$0.30	$0.29	$0.29	$0.30	$0.31
Core earnings (revised - including PAA)	$565,940	$309,002	$196,593	$123,349	$329,205
Core earnings available to common shareholders (revised - including PAA)	$542,467	$286,199	$178,601	$105,357	$311,213
Core earnings per average common share (revised - including PAA)	$0.53	$0.29	$0.19	$0.11	$0.33
Dividends declared per common share	$0.30	$0.30	$0.30	$0.30	$0.30
Total common and preferred dividends declared	$329,147	$325,091	$295,471	$295,448	$298,771
Annualized return (loss) on average equity	57.23%	23.55%	(9.60%)	(29.47%)	22.15%
Annualized return (loss) on average equity per unit of economic leverage	8.94%	3.86%	(1.57%)	(4.75%)	3.69%
Annualized core return on average equity (unrevised - excluding PAA)	10.13%	10.09%	9.73%	9.91%	10.30%
Annualized core return on average equity per unit of economic leverage (unrevised - excluding PAA)	1.58%	1.65%	1.60%	1.60%	1.72%
Annualized core return on average equity (revised - including PAA)	17.53%	10.09%	6.78%	4.19%	10.89%
Annualized core return on average equity per unit of economic leverage (revised - including PAA)	2.74%	1.65%	1.11%	0.68%	1.82%
Net interest margin	2.49%	1.40%	1.15%	0.79%	1.80%
Core net interest margin (excluding PAA)	1.53%	1.42%	1.54%	1.54%	1.71%
Average yield on interest earning assets	3.81%	2.70%	2.48%	2.09%	3.15%
Core average yield on interest earning assets (excluding PAA)	2.68%	2.72%	2.95%	3.00%	3.05%
Average cost of interest bearing liabilities	1.53%	1.57%	1.68%	1.73%	1.68%
Net interest spread	2.28%	1.13%	0.80%	0.36%	1.47%
Core net interest spread (excluding PAA)	1.15%	1.15%	1.27%	1.27%	1.37%

(1) Includes interest expense on interest rate swaps used to hedge cost of funds. Excludes interest expense on interest rate swaps used to hedge TBA dollar rolls.

5

Components of Economic Net Interest Income

Unaudited, dollars in thousands

	For the quarters ended				
	December 31, 2016	September 30, 2016	June 30, 2016	March 31, 2016	December 31, 2015
Interest income:					
Residential Investment Securities	$740,664	$493,226	$394,850	$315,717	$515,195
Residential mortgage loans	2,539	1,608	-	-	-
Commercial investment portfolio	61,431	61,240	59,578	70,187	60,835
Reverse repurchase agreements	2,388	2,594	2,690	2,239	550
Total interest income	$807,022	$558,668	$457,118	$388,143	$576,580
Economic interest expense:					
Repurchase agreements	$162,676	$154,083	$136,176	$132,891	$112,529
Interest expense on swaps used to hedge cost of funds[1]	92,841	103,100	108,301	123,124	135,267
Securitized debt of consolidated VIEs	12,087	12,046	11,226	9,033	5,597
Participation sold	155	157	157	158	160
Other	8,478	7,868	5,196	5,365	521
Total economic interest expense	$276,237	$277,254	$261,056	$270,571	$254,074
Economic net interest income	$530,785	$281,414	$196,062	$117,572	$322,506
Premium amortization adjustment cost (benefit)	(238,941)	3,891	85,583	168,408	(18,072)
Economic core net interest income (excluding PAA)	$291,844	$285,305	$281,645	$285,980	$304,434

(1) Included within realized losses on interest rate swaps. Excludes interest expense on interest rate swaps used to hedge TBA dollar rolls.

6

Reconciliations and Changes in Key Metrics

Unaudited, dollars in thousands

	For the quarters ended				
	December 31, 2016	September 30, 2016	June 30, 2016	March 31, 2016	December 31, 2015
Core earnings reconciliation					
GAAP net income (loss)	$1,848,483	$730,880	($278,497)	($868,080)	$669,666
Less:					
Realized (gains) losses on termination of interest rate swaps	55,214	(1,337)	60,064	-	-
Unrealized (gains) losses on interest rate swaps	(1,430,668)	(256,462)	373,220	1,031,720	(463,126)
Net (gains) losses on disposal of investments	(7,782)	(14,447)	(12,535)	1,675	7,259
Net (gains) losses on trading assets	139,470	(162,981)	(81,880)	(125,189)	(42,584)
Net unrealized (gains) losses on investments measured at fair value through earnings	(110,742)	(29,675)	54,154	(128)	62,703
Bargain purchase gain	-	(72,576)	-	-	-
Corporate acquisition related expenses[1]	-	46,724	2,163	-	-
Net (income) loss attributable to noncontrolling interest	87	336	385	162	373
Premium amortization adjustment cost (benefit)	(238,941)	3,891	85,583	168,408	(18,072)
Plus:					
TBA dollar roll income[2]	98,896	90,174	79,519	83,189	94,914
MSR amortization[3]	(27,018)	(21,634)	-	-	-
Core earnings (unrevised - excluding PAA)	$326,999	$312,893	$282,176	$291,757	$311,133
Add back:					
Premium amortization adjustment benefit (cost)	238,941	(3,891)	(85,583)	(168,408)	18,072
Core earnings (revised - including PAA)	$565,940	$309,002	$196,593	$123,349	$329,205
Book value, per common share rollforward:					
Book value, per common share, beginning of period	$11.83	$11.50	$11.61	$11.73	$11.99
Net income (loss) attributable to common stockholders	1.79	0.70	(0.32)	(0.96)	0.69
Other comprehensive income (loss) attributable to common stockholders	(2.16)	0.00	0.51	1.11	(0.68)
Common dividends declared	(0.30)	(0.30)	(0.30)	(0.30)	(0.30)
Issuance of common stock	0.00	(0.07)	0.00	0.00	0.00
Buyback of common stock	0.00	0.00	0.00	0.03	0.03
Book value, per common share, end of period	$11.16	$11.83	$11.50	$11.61	$11.73

(1) Represents transaction costs incurred in connection with the Hatteras Acquisition.
(2) Represents a component of Net gains (losses) on trading assets.
(3) Represents a component of Net unrealized gains (losses) on investments measured at fair value through earnings.

7

Changes in Key Metrics

Unaudited

	December 31, 2016	September 30, 2016	June 30, 2016	March 31, 2016	December 31, 2015
	For the quarters ended				
Changes in net interest margin					
Prior quarter net interest margin	1.40%	1.15%	0.79%	1.80%	1.27%
Quarter-over-quarter changes in contribution:					
Net amortization of premiums	0.93%	0.34%	0.39%	(0.86%)	0.44%
Interest expense and realized gain (loss) on interest rate swaps	0.04%	0.09%	0.03%	(0.05%)	(0.01%)
TBA dollar roll income	0.04%	0.00%	(0.01%)	(0.06%)	(0.02%)
Coupon on average interest-earning assets	0.08%	(0.18%)	(0.05%)	(0.04%)	0.12%
Current quarter net interest margin	2.49%	1.40%	1.15%	0.79%	1.80%
Changes in core net interest margin (excluding PAA)					
Prior quarter core net interest margin (excluding PAA)	1.42%	1.54%	1.54%	1.71%	1.65%
Quarter-over-quarter changes in contribution:					
Interest expense and related realized gain (loss) on interest rate swaps	0.04%	0.09%	0.04%	(0.05%)	(0.02%)
TBA dollar roll income	0.04%	0.00%	(0.01%)	(0.06%)	(0.02%)
Net amortization of premiums, exclusive of PAA	(0.05%)	(0.03%)	0.03%	(0.02%)	(0.02%)
Coupon on average interest-earning assets	0.08%	(0.18%)	(0.06%)	(0.04%)	0.12%
Current quarter core net interest margin (excluding PAA)	1.53%	1.42%	1.54%	1.54%	1.71%
Changes in net interest spread					
Prior quarter net interest spread	1.13%	0.80%	0.36%	1.47%	0.83%
Quarter-over-quarter changes in contribution:					
Net amortization of premiums	1.12%	0.41%	0.48%	(1.04%)	0.53%
Average cost of interest bearing liabilities[1]	0.04%	0.11%	0.05%	(0.05%)	(0.03%)
Coupon on average interest earning assets	(0.01%)	(0.19%)	(0.09%)	(0.02%)	0.14%
Current quarter net interest spread	2.28%	1.13%	0.80%	0.36%	1.47%
Changes in core net interest spread (excluding PAA)					
Prior quarter core net interest spread (excluding PAA)	1.15%	1.27%	1.27%	1.37%	1.29%
Quarter-over-quarter changes in contribution:					
Average cost of interest bearing liabilities[1]	0.04%	0.11%	0.05%	(0.05%)	(0.03%)
Net amortization of premiums, exclusive of PAA	(0.03%)	(0.04%)	0.04%	(0.03%)	(0.03%)
Coupon on average interest earning assets	(0.01%)	(0.19%)	(0.09%)	(0.02%)	0.14%
Current quarter core net interest spread (excluding PAA)	1.15%	1.15%	1.27%	1.27%	1.37%

(1) Includes interest expense on interest rate swaps used to hedge cost of funds.

8

Changes in Key Metrics

Unaudited

	For the quarters ended				
	December 31, 2016	September 30, 2016	June 30, 2016	March 31, 2016	December 31, 2015
Changes in GAAP return on average equity					
Prior quarter GAAP return on average equity	23.55%	(9.60%)	(29.47%)	22.15%	(20.18%)
Quarter-over-quarter changes in contribution:					
Unrealized (gains) / losses on interest rate swaps	36.03%	21.12%	22.17%	(50.34%)	41.77%
Realized and unrealized (gains) / losses on investments and trading assets	(7.32%)	5.29%	(2.81%)	5.10%	(3.33%)
Bargain purchase gain	(2.34%)	2.34%	0.00%	0.00%	0.00%
Net amortization of premiums and accretion of discounts	7.44%	2.24%	2.94%	(6.76%)	2.91%
Realized (gains) losses on termination of interest rate swaps	(1.75%)	2.11%	(2.07%)	0.00%	0.00%
Interest expense and realized gain (loss) on interest rate swaps	0.73%	0.14%	0.24%	(0.81%)	(0.44%)
Coupon income	(0.46%)	0.02%	(0.37%)	0.87%	1.66%
Other(1)	1.35%	(0.11%)	(0.23%)	0.32%	(0.24%)
Current quarter GAAP return on average equity	57.23%	23.55%	(9.60%)	(29.47%)	22.15%
Changes in core return on average equity (unrevised - excluding PAA)					
Prior quarter core return on average equity (unrevised - excluding PAA)	10.09%	9.73%	9.91%	10.30%	9.67%
Quarter-over-quarter changes in contribution:					
Other(2)	(0.31%)	0.62%	(0.15%)	0.31%	(0.23%)
TBA dollar roll income	0.16%	0.17%	(0.08%)	(0.32%)	(0.01%)
Economic interest expense and other swaps expense	0.73%	0.14%	0.24%	(0.81%)	(0.44%)
Coupon income	(0.46%)	0.02%	(0.37%)	0.88%	1.67%
Net amortization of premiums (exclusive of PAA)	(0.08%)	(0.59%)	0.18%	(0.45%)	(0.36%)
Current quarter core return on average equity (unrevised - excluding PAA)	10.13%	10.09%	9.73%	9.91%	10.30%
Changes in core return on average equity (revised - including PAA)					
Prior quarter core return on average equity (revised - including PAA)	10.09%	6.78%	4.19%	10.89%	7.00%
Quarter-over-quarter changes in contribution:					
Other(2)	(0.31%)	0.62%	(0.15%)	0.31%	(0.23%)
TBA dollar roll income	0.16%	0.17%	(0.08%)	(0.32%)	(0.01%)
Economic interest expense and other swaps expense	0.73%	0.14%	0.24%	(0.81%)	(0.44%)
Coupon income	(0.46%)	0.02%	(0.37%)	0.88%	1.67%
Net amortization of premiums (inclusive of PAA)	7.32%	2.36%	2.95%	(6.76%)	2.90%
Current quarter core return on average equity (revised - including PAA)	17.53%	10.09%	6.78%	4.19%	10.89%

(1) Includes other income (loss), general and administrative expenses and income taxes.
(2) Includes other income (loss), mortgage servicing rights ("MSR") amortization (a component of Net unrealized gains (losses) on financial instruments measured at fair value through earnings), general and administrative expenses (excluding corporate acquisition related expenses) and income taxes.

9

Residential Investments and TBA Derivative Overview as of December 31, 2016

Unaudited, dollars in thousands

Agency Fixed-Rate Securities (Pools)

Weighted Avg. Years to Maturity	Current Face Value	% (1)	Weighted Avg. Coupon	Weighted Avg. Amortized Cost	Weighted Avg. Fair Value	Weighted Avg. 3-Month CPR	Estimated Fair Value
<=15 years	$7,269,580	12.0%	3.12%	103.7%	103.2%	11.1%	$7,503,147
20 years	5,269,476	8.7%	3.49%	104.8%	104.2%	19.4%	5,493,234
>=30 years	48,220,261	79.3%	3.77%	106.4%	104.3%	14.1%	50,314,992
Total/Weighted Avg.	$60,759,317	100.0%	3.67%	106.0%	104.2%	14.2%	$63,311,373

TBA Purchase Contracts

Type	Notional Value	% (2)	Weighted Avg. Coupon	Implied Cost Basis	Implied Market Value
15-year	$4,883,000	43.5%	2.88%	$4,992,442	$4,983,494
30-year	6,340,000	56.5%	3.42%	6,503,072	6,453,822
Total/Weighted Avg.	$11,223,000	100.0%	3.19%	$11,495,514	$11,437,316

Agency Adjustable-Rate Securities

Weighted Avg. Months to Reset	Current Face Value	% (1)	Weighted Avg. Coupon	Weighted Avg. Amortized Cost	Weighted Avg. Fair Value	Weighted Avg. 3-Month CPR	Estimated Fair Value
0 - 24 months	$4,700,500	44.1%	2.88%	104.0%	104.9%	27.0%	$4,929,734
25 - 40 months	3,737,216	35.1%	2.52%	103.3%	102.9%	23.6%	3,845,903
41 - 60 months	877,490	8.2%	2.74%	103.5%	102.0%	23.1%	895,373
61 - 90 months	473,399	4.5%	2.80%	103.7%	102.1%	24.2%	483,181
>90 months	864,504	8.1%	3.02%	103.1%	101.7%	19.3%	879,560
Total/Weighted Avg.	$10,653,109	100.0%	2.75%	103.6%	103.6%	24.7%	$11,033,751

(1) Weighted by face value.
(2) Weighted by notional value.

10

Residential Investments and TBA Derivative Overview as of December 31, 2016 (cont'd)

Unaudited, dollars in thousands

Agency Interest-Only Collateralized Mortgage-Backed Obligations

Type	Current Notional Value	% [1]	Weighted Avg. Coupon	Weighted Avg. Amortized Cost	Weighted Avg. Fair Value	Weighted Avg. 3-Month CPR	Estimated Fair Value
Interest-Only	$4,635,960	57.0%	3.28%	13.3%	11.7%	15.0%	$544,631
Inverse Interest-Only	3,497,845	43.0%	5.38%	23.5%	20.0%	13.9%	700,118
Total/Weighted Avg.	$8,133,805	100.0%	4.18%	17.7%	15.3%	14.5%	$1,244,749

Mortgage Servicing Rights

Type	Unpaid Principal Balance	Weighted Avg. Coupon	Excess Servicing Spread	Weighted Avg. Loan Age (months)	Estimated Fair Value
Total/Weighted Avg.	$55,298,944	3.84%	0.24%	9.7	$652,216

Residential Credit Portfolio

Sector	Current Face/ Notional Value	% [2]	Weighted Avg. Coupon	Weighted Avg. Amortized Cost	Weighted Avg. Fair Value	Estimated Fair Value
Credit Risk Transfer	$690,491	29.4%	5.00%	100.0%	105.0%	$724,722
Alt-A	173,108	6.2%	4.49%	87.3%	89.1%	154,173
Prime	248,176	8.9%	4.46%	86.0%	88.7%	220,192
Subprime	697,983	24.9%	2.39%	86.3%	87.9%	613,549
NPL/RPL	269,802	10.9%	4.20%	100.2%	100.4%	270,838
Prime Jumbo	129,453	5.3%	3.50%	100.4%	100.4%	129,919
Prime Jumbo Interest-Only	863,370	0.5%	0.39%	1.8%	1.5%	12,636
Residential Mortgage Loans	338,323	13.9%	3.72%	102.5%	101.2%	342,289
Total/Weighted Avg.	$3,410,706	100.0%	3.00%			$2,468,318

(1) Weighted by notional value.
(2) Weighted by fair value.

11

Residential Credit Investments Detail as of December 31, 2016 (1)

Unaudited, dollars in thousands

By Sector Product					
Product	Market Value	Coupon	Credit Enhancement	60+ Delinquencies	3M VPR
Alt-A	$154,173	4.49%	8.87%	14.17%	13.52%
Prime	220,192	4.46%	1.14%	11.13%	14.08%
Subprime	613,549	2.39%	24.47%	21.34%	5.27%
Prime Jumbo (>=2010 Vintage)	129,919	3.50%	15.95%	0.12%	20.22%
Prime Jumbo (>=2010 Vintage) Interest Only	12,636	0.39%	0.00%	0.07%	27.03%
Re-Performing Loan Securitizations	77,887	4.21%	40.36%	20.95%	4.65%
Agency Credit Risk Transfer	671,794	4.89%	1.13%	0.19%	23.26%
Private Label Credit Risk Transfer	52,928	6.29%	8.41%	2.36%	19.44%
Non-Performing Loan Securitizations	192,951	4.20%	52.04%	64.15%	3.00%
Total	**$2,126,029**	**2.91%**	**11.48%**	**11.19%**	**17.01%**

Market Value By Sector and Payment Structure			
Product	Senior	Subordinate	Total
Alt-A	$58,647	$95,526	$154,173
Prime	33,216	186,976	220,192
Subprime	195,059	418,490	613,549
Prime Jumbo (>=2010 Vintage)	119,759	10,160	129,919
Prime Jumbo (>=2010 Vintage) Interest Only	12,636	-	12,636
Re-Performing Loan Securitizations	65,209	12,678	77,887
Agency Credit Risk Transfer	-	671,794	671,794
Private Label Credit Risk Transfer	-	52,928	52,928
Non-Performing Loan Securitizations	189,453	3,498	192,951
Total	**$673,979**	**$1,452,050**	**$2,126,029**

Market Value By Sector and Bond Coupon					
Product	ARM	Fixed	Floater	Interest Only	Total
Alt-A	$44,822	$91,187	$18,164	$ -	$154,173
Prime	107,296	112,896	-	-	220,192
Subprime	-	66,383	547,166	-	613,549
Prime Jumbo (>=2010 Vintage)	4,704	125,215	-	-	129,919
Prime Jumbo (>=2010 Vintage) Interest Only	-	-	-	12,636	12,636
Re-Performing Loan Securitizations	-	77,887	-	-	77,887
Agency Credit Risk Transfer	-	-	671,794	-	671,794
Private Label Credit Risk Transfer	-	-	52,928	-	52,928
Non-Performing Loan Securitizations	-	192,951	-	-	192,951
Total	**$156,822**	**$666,519**	**$1,290,052**	**$12,636**	**$2,126,029**

(1) Excludes Residential Mortgage Loans.

12

 Commercial Real Estate Overview as of December 31, 2016    Book values include unamortized net origination fees.Total weighted based on book value.Based on an internal valuation or the most recent third party appraisal, which may be prior to loan origination/purchase date, and on an “as is” basis at the time of underwriting.Maturity dates assume all of the borrowers' extension options are exercised.Represents the current coupon plus fees amortized over initial loan term, less any related financing costs.  Unaudited, dollars in thousands

Middle Market Lending Overview as of December 31, 2016

Unaudited, dollars in thousands

Industry Dispersion						
Industry		Fixed Rate		Floating Rate		Total
Aircraft and Parts	$	-	$	32,067	$	32,067
Commercial Fishing		-		40,600		40,600
Computer Programming, Data Processing & Other Computer Related Services		-		146,547		146,547
Drugs		-		34,042		34,042
Groceries and Related Products		-		14,856		14,856
Grocery Stores		-		23,761		23,761
Home Health Care Services		-		39,205		39,205
Insurance Agents, Brokers and Service		4,391		73,267		77,658
Management and Public Relations Services		-		16,493		16,493
Medical and Dental Laboratories		-		17,292		17,292
Miscellaneous Business Services		84,486		-		84,486
Miscellaneous Health and Allied Services, not elsewhere classified		-		9,791		9,791
Miscellaneous Nonmetallic Minerals, except Fuels		-		24,688		24,688
Miscellaneous Plastic Products		-		27,036		27,036
Motor Vehicles and Motor Vehicle Parts and Supplies		-		12,319		12,319
Offices and Clinics of Doctors of Medicine		-		83,386		83,386
Personnel Supply Services		-		36,921		36,921
Research, Development and Testing Services		-		17,744		17,744
Schools and Educational Services, not elsewhere classified		-		20,979		20,979
Surgical, Medical, and Dental Instruments and Supplies		-		13,403		13,403
Total	$	88,877	$	684,397	$	773,274

Size Dispersion			
Position Size		Amount	Percentage
$0 - $20 million	$	176,869	22.9%
$20 - $40 million		268,492	34.7%
$40 - $60 million		182,622	23.6%
greater than $60 million		145,291	18.8%
Total	$	773,274	100.0%

Tenor Dispersion			
Remaining Term		Amount	Percentage
One year or less	$	-	0.0%
One to three years		17,136	2.2%
Three to five years		456,835	59.1%
Greater than five years		299,303	38.7%
Total	$	773,274	100.0%

Lien Position		Amount	
First lien loans	$	505,956	65.4%
Second lien loans		178,441	23.1%
Second lien notes		84,486	10.9%
Subordinated notes		4,391	0.6%
Total	$	773,274	100.0%

14

Hedging and Liabilities as of December 31, 2016

Unaudited, dollars in thousands

Interest Rate Swaps				
Maturity	Current Notional	Weighted Avg. Pay Rate	Weighted Avg. Receive Rate	Weighted Avg. Years to Maturity
0 to <3 years	$3,444,365	1.37%	1.00%	2.71
>=3 to <6 years	10,590,000	1.92%	0.99%	3.94
>= 6 to <10 years	8,206,900	2.35%	1.10%	7.82
Greater than 10 years	3,634,400	3.70%	0.83%	18.36
Total/Weighted Avg.	$25,875,665	2.22%	1.02%	6.87

Futures Positions			
Type	Notional Long Positions	Notional Short Positions	Weighted Avg. Years to Maturity[1]
2-year Swap Equivalent Eurodollar Contracts	-	(14,968,250)	2.00
U.S. Treasury Futures - 5 year	-	(1,697,200)	4.42
U.S. Treasury Futures - 10 year & Greater	-	(2,250,000)	8.39
Total	-	($18,915,450)	2.98

Repurchase Agreements & Other Secured Financing		
Maturity	Principal Balance	Weighted Avg. Rate
Within 30 days	$30,394,043	0.87%
30 to 59 days	11,694,799	1.10%
60 to 89 days	7,082,232	1.14%
90 to 119 days	2,063,561	0.89%
Over 120 days[2]	17,865,883	1.36%
Total/Weighted Avg.	$69,100,518	1.06%

	Principal	Weighted Average Rate		
	Balance	As of Period End	For the Quarter	Days to Maturity[3]
Repurchase agreements	$65,215,810	1.07%	1.01%	96
Other secured financing	3,884,708	0.96%	0.88%	1,472
Securitized debt of consolidated VIEs	3,621,760	1.15%	1.31%	2,435
Participation sold	12,827	5.28%	4.79%	121
Mortgages payable	314,865	4.22%	4.36%	2,931
Total indebtedness	$73,049,970			

(1) Weighted average years to maturity for futures positions are based off of the Treasury contracts cheapest to deliver.
(2) Approximately 13% of the total repurchase agreements and other secured financing have a remaining maturity over one year.
(3) Determined based on estimated weighted-average lives of the underlying debt instruments.

15

Quarter-Over-Quarter Interest Rate and MBS Spread Sensitivity

Unaudited

Assumptions:

- The interest rate sensitivity and spread sensitivity are based on the portfolios as of December 31, 2016 and September 30, 2016.
- The interest rate sensitivity reflects instantaneous parallel shifts in rates.
- The spread sensitivity shifts mortgage-backed securities spreads instantaneously and reflects exposure to mortgage-backed securities basis risk.
- All tables assume no active management of the portfolio in response to rate or spread changes.

Interest Rate Sensitivity (1)

	As of December 31, 2016		As of September 30, 2016	
Interest Rate Change (bps)	Estimated Percentage Change in Portfolio Value(2)	Estimated Change as a % of NAV(2)(3)	Estimated Percentage Change in Portfolio Value(2)	Estimated Change as a % of NAV(2)(3)
(75)	0.7%	5.0%	0.5%	3.1%
(50)	0.6%	4.4%	0.4%	2.3%
(25)	0.4%	2.6%	0.2%	1.3%
25	(0.5%)	(3.3%)	(0.3%)	(1.7%)
50	(1.1%)	(7.3%)	(0.6%)	(3.8%)
75	(1.7%)	(11.8%)	(1.1%)	(6.6%)

MBS Spread Sensitivity (1)

	As of December 31, 2016		As of September 30, 2016	
MBS Spread Shock (bps)	Estimated Change in Portfolio Market Value (2)	Estimated Change as a % of NAV(2)(3)	Estimated Change in Portfolio Market Value (2)	Estimated Change as a % of NAV(2)(3)
(25)	1.5%	10.2%	1.3%	8.2%
(15)	0.9%	6.1%	0.8%	4.9%
(5)	0.3%	2.0%	0.3%	1.6%
5	(0.3%)	(2.0%)	(0.3%)	(1.6%)
15	(0.9%)	(6.0%)	(0.8%)	(4.8%)
25	(1.5%)	(10.0%)	(1.3%)	(8.0%)

(1) Interest rate and MBS spread sensitivity are based on results from third party models in conjunction with inputs from our internal investment professionals. Actual results could differ materially from these estimates.
(2) Scenarios include Residential Investment Securities, residential mortgage loans, MSRs and derivative instruments.
(3) Net asset value ("NAV") represents book value of common equity.

16

 Appendix

Endnotes for Page 2

1. The Company revised its definition of core earnings to include the PAA. Core earnings (unrevised) excluded the PAA. This is the final quarter that the Company will report core earnings metrics that exclude the PAA. Beginning with the fourth quarter 2016, core earnings (revised) is defined as net income (loss) excluding gains or losses on disposals of investments and termination of interest rate swaps, unrealized gains or losses on interest rate swaps and investments measured at fair value through earnings, net gains and losses on trading assets, impairment losses, net income (loss) attributable to noncontrolling interest, corporate acquisition related expenses and certain other non-recurring gains or losses, and inclusive of dollar roll income (a component of Net gains (losses) on trading assets) and realized amortization of MSRs (a component of net unrealized gains (losses) on investments measured at fair value through earnings).
2. For purposes of calculating the Company's leverage ratio, debt consists of repurchase agreements, other secured financing, Convertible Senior Notes, securitized debt, participation sold and mortgages payable. Securitized debt, participation sold and mortgages payable are non-recourse to the Company.
3. Computed as the sum of recourse debt, TBA derivative notional outstanding and net forward purchases of investments divided by total equity. Recourse debt consists of repurchase agreements, other secured financing and Convertible Senior Notes.
4. The ratio of total equity to total assets (inclusive of total market value of TBA derivatives and exclusive of consolidated VIEs associated with B Piece commercial mortgage-backed securities).
5. Comprised of non-Agency mortgage-backed securities, credit risk transfer securities and residential mortgage loans.
6. Includes consolidated VIEs and loans held for sale.
7. Represents the sum of the Company's annualized economic core net interest income (inclusive of interest expense on interest rate swaps used to hedge cost of funds) plus TBA dollar roll income (less interest expense on swaps used to hedge dollar roll transactions) divided by the sum of its average interest-earning assets plus average outstanding TBA derivative balances.
8. Represents annualized interest income divided by average interest earning assets. Interest earning assets reflects the average amortized cost of our investments during the period.
9. Represents the sum of the Company's annualized economic core net interest income (excluding PAA and inclusive of interest expense on interest rate swaps used to hedge cost of funds) plus TBA dollar roll income (less interest expense on swaps used to hedge dollar roll transactions) divided by the sum of its average interest-earning assets plus average outstanding TBA derivative balances.
10. Represents annualized core interest income (excluding PAA) divided by average interest earning assets. Interest earning assets reflects the average amortized cost of our investments during the period.
11. Excludes transaction costs incurred in connection with the Hatteras Acquisition.
12. Represents general and administrative expenses (excluding corporate acquisition expenses) divided by core earnings (revised – including PAA) before general and administrative expenses (excluding corporate acquisition expenses).
13. Represents general and administrative expenses (excluding corporate acquisition expenses) divided by core earnings (unrevised – excluding PAA) before general and administrative expenses (excluding corporate acquisition expenses).

18

Non-GAAP Reconciliations

Unaudited, dollars in thousands

To supplement its consolidated financial statements, which are prepared and presented in accordance with U.S. generally accepted accounting principles ("GAAP"), the Company provides non-GAAP financial measures. These measures should not be considered a substitute for, or superior to, financial measures computed in accordance with GAAP. These non-GAAP measures provide additional detail to enhance investor understanding of the Company's period-over-period operating performance and business trends, as well as for assessing the Company's performance versus that of industry peers. Reconciliations of these non-GAAP financial measures to their most directly comparable GAAP results are provided below. A reconciliation of GAAP net income (loss) to non-GAAP core earnings for the quarters ended December 31, 2016, September 30, 2016, June 30, 2016, March 31, 3016 and December 31, 2015 is provided on page 7 of this financial summary.

	For the quarters ended				
	December 31, 2016	September 30, 2016	June 30, 2016	March 31, 2016	December 31, 2015
Premium Amortization Reconciliation					
Premium Amortization Expense	($19,812)	$213,241	$265,475	$355,671	$159,720
Less:					
PAA cost (benefit)	(238,941)	3,891	85,583	168,408	(18,072)
Premium amortization expense exclusive of PAA	$219,129	$209,350	$179,892	$187,263	$177,792
Core Interest Income (excluding PAA) Reconciliation					
GAAP interest income	$807,022	$558,668	$457,118	$388,143	$576,580
PAA cost (benefit)	(238,941)	3,891	85,583	168,408	(18,072)
Core Interest Income (excluding PAA)	$568,081	$562,559	$542,701	$556,551	$558,508
Economic Interest Expense Reconciliation					
GAAP interest expense	$183,396	$174,154	$152,755	$147,447	$118,807
Add:					
Interest expense on interest rate swaps used to hedge cost of funds	92,841	103,100	108,301	123,124	135,267
Economic interest expense	$276,237	$277,254	$261,056	$270,571	$254,074
Economic Core Net Interest Income (excluding PAA) Reconciliation					
Core interest income (excluding PAA)	$568,081	$562,559	$542,701	$556,551	$558,508
Less:					
Economic interest expense	276,237	277,254	261,056	270,571	254,074
Economic core net interest income (excluding PAA)	$291,844	$285,305	$281,645	$285,980	$304,434
Economic Core Metrics					
Core interest income (excluding PAA)	$568,081	$562,559	$542,701	$556,551	$558,508
Average interest earning assets	$84,799,222	$82,695,270	$73,587,753	$74,171,943	$73,178,965
Core average yield on interest earning assets (excluding PAA)	2.68%	2.72%	2.95%	3.00%	3.05%
Economic interest expense	$276,237	$277,254	$261,056	$270,571	$254,074
Average interest bearing liabilities	$72,032,600	$70,809,712	$62,049,474	$62,379,695	$60,516,996
Average cost of interest bearing liabilities	1.53%	1.57%	1.68%	1.73%	1.68%
Core net interest spread (excluding PAA)	1.15%	1.15%	1.27%	1.27%	1.37%
Core net interest margin (excluding PAA)	1.53%	1.42%	1.54%	1.54%	1.71%

19